UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 29, 2024
Date of Report

COUPANG, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40115	27-2810505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
720 Olive Way, Suite 600
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 333-3839
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	CPNG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On January 29, 2024, Coupang, Inc. (“Coupang”), as borrower and certain of its subsidiaries, as guarantors, entered into an amendment (the “Fifth Amendment”) to Coupang’s Revolving Credit and Guaranty Agreement, dated as of February 27, 2021, as amended by that certain First Amendment to Revolving Credit and Guaranty Agreement, dated as of August 3, 2021, that certain Second Amendment to Revolving Credit and Guaranty Agreement, dated as of December 2, 2021, that certain Third Amendment to Revolving Credit and Guaranty Agreement, dated as of March 1, 2022, that certain Fourth Amendment to Revolving Credit and Guaranty Agreement, dated as of June 29, 2023, and as supplemented by that certain Counterpart Agreement, dated as of January 29, 2024 (the “Existing Credit Agreement”, as amended by the Fifth Amendment, the “Credit Agreement”). The Fifth Amendment and the Credit Agreement, among other things, (i) extend, effective as of February 27, 2024, the maturity of Coupang’s revolving credit facility thereunder to February 27, 2026 and (ii) permit, and effect, the designation of certain of Coupang’s subsidiaries as unrestricted subsidiaries, including Surpique LP, a limited partnership established by Coupang and certain funds managed and/or advised by Greenoaks Capital Partners, LLC for the purpose of acquiring all of the business and assets of Farfetch Holdings plc. Effective as of February 27, 2024, the aggregate commitments under the Credit Agreement will be reduced to $875,000,000 in accordance with the terms of the Fifth Amendment. As of January 29, 2024, there was no balance outstanding on the revolving credit facility.
The description set forth above does not purport to be complete and is qualified in its entirety by the Fifth Amendment (including the Credit Agreement attached as Annex A thereto), a copy of which is filed as an exhibit to this report and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 is hereby incorporated into this item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1
Fifth Amendment to Revolving Credit and Guaranty Agreement, dated as of January 29, 2024, by and among Coupang, Inc., as borrower, the guarantors party thereto, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPANG, INC. (REGISTRANT)

By:	/s/ Harold Rogers
Harold Rogers
General Counsel and Chief Administrative Officer

Dated: February 1, 2024